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Exhibit 23(c)

Consent of Independent Auditors

     We consent to the incorporation by reference in the Registration Statement (Form S-3 Amendment 1 No. 333-64178) of Magellan Health Services, Inc. of our report dated February 22, 2001, with respect to the financial statements of Choice Behavioral Health Partnership relating to Magellan Health Services, Inc. Annual Report (Form 10-K/A) for the year ended December 31, 2000.

                      Ernst & Young LLP

Jacksonville, Florida
September 24, 2001

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  Exhibit 23(c)
Consent of Independent Auditors